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                                                                   EXHIBIT 23(a)





                        CONSENT OF DELOITTE & TOUCHE LLP




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                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Team, Inc. on Form S-8 of our report dated July 12, 2001, appearing in the Annual Report on Form 10-K of Team, Inc. for the year ended May 31, 2001.




/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP


Houston, Texas
November 26, 2001